                                                                EXHIBIT 10.24(f)

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is entered
                                                     ---------
into as of February 26, 1998, among Advanced Micro Devices, Inc., a Delaware corporation (the "Company"), the "Banks" party to the Credit Agreement
                  -------
(collectively, the "Banks"), ABN AMRO Bank N.V., as Syndication Agent for the
                    -----
Banks (the "Syndication Agent"), Canadian Imperial Bank of Commerce, as
            -----------------
Documentation Agent for the Banks (the "Documentation Agent"), and Bank of American National Trust and Savings Association, as Administrative Agent for the Banks (the "Agent").
            -----

     WHEREAS, the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent are parties to a Credit Agreement dated as of July 19, 1996, as amended by a First Amendment to Credit Agreement dated as of August 7, 1996, a Second Amendment to Credit Agreement dated as of September 9, 1996, a Third Amendment to Credit Agreement dated as of October 1, 1997, and a Fourth Amendment to Credit Agreement dated as of January 26, 1998 (as so amended, the "Credit Agreement";
 ----------------

     WHEREAS, the Company has requested that the Majority Banks agree to certain amendments to the Credit Agreement;

     WHEREAS, the Majority Banks have agreed to such request, subject to the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

     1.  Definitions; Interpretation.
         ---------------------------

         (a)  Terms Defined in Credit Agreement. All capitalized terms used in
              ---------------------------------
this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         (b)  Interpretation. The rules of the interpretation set forth in
              --------------
Section 1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

     2.  Amendments to the Credit Agreement.
         ----------------------------------

         (a)  Amendments. The Credit Agreement is hereby amended as follows:
              ----------

              (i) Subsection 7.05(f) is hereby amended and restated in its entirety as follows:

              "(f) other unsecured Indebtedness of no more than $25,000,000 in aggregate principal amount and convertible subordinated Indebtedness of no more than $500,000,000 in aggregate principal amount on terms and conditions satisfactory to the Majority Banks; and"

              (ii) Section 7.15 of the Credit Agreement is hereby amended by (A) inserting immediately following the words "fiscal quarter" in the second line thereof the parenthetical "(or as of such other date identified below)," and (B) deleting clauses (i) and (ii) thereof and substituting therefor the following:

              "(i) 0.60 to 1.00 at the end of the first fiscal quarter of 1998,
              (ii) 0.80 to 1.00 at May 24, 1998, and at the end of the second fiscal quarter of 1998, (iii) 0.70 to 1.00 at the end of the third fiscal quarter of 1998, (iv) 0.80 to 1.00 at fiscal year-end 1998 and at the end of each of the first, second and third fiscal quarters of 1999, and (v) 0.90 to 1.00 at fiscal year-end 1999 and thereafter. Notwithstanding the definition of Current Liabilities set forth in Section 1.01, the outstanding principal amount from time to time of the Revolving Loans shall be excluded from such definition for purposes of determining compliance with this Section 7.15 for each of the first, second, third and fourth fiscal quarters of 1998."

              (iii) Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                     "7.16 Minimum Tangible Net Worth. The Company shall not
                           --------------------------
              suffer or permit its Consolidated Tangible Net Worth (a) at the end of the Company's first fiscal quarter of 1998 to be less than $1,970,000,000 and (b) at the end of the Company's second fiscal quarter of 1998 and thereafter to be less than $1,925,000,000 plus
                                                                            ----
              (i) (without duplication for amounts included under clause (iv) below) 75% of net income for the Company and its Restricted Subsidiaries computed from the first day of the Company's second fiscal quarter of 1998 through the end of such fiscal quarter for which the determination is being made, determined quarterly on a Consolidated basis and not reduced by any quarterly loss, plus
                                                                        ----
              (ii) 100% of the Net Issuance Proceeds of any sale of capital stock of the Company by or for the account of the Company occurring on or after the first day of the Company's second fiscal quarter of 1998, plus (iii) any increase in stockholders'
                               ----
              equity resulting from the conversion of debt securities to equity securities on or after the first day of the Company's second fiscal quarter of 1998, plus (iv) 100% of the Net Issuance
                                      ----
              Proceeds (net of Taxes payable in respect thereof) of any sale of capital stock of the Vantis Subsidiary by or for the account of the Company occurring on or after the first day of the Company's second fiscal quarter of 1998."

              (iv) Section 7.17 of the Credit Agreement is hereby amended by deleting therefrom the text "0.85 to 1.00" and substituting therefor the following:

              "(i) 1.00 to 1.00 at the end of each of the first, second and third fiscal quarters of 1998, (ii) 0.95 to 1.00 at fiscal year-end 1998 and at the end of each of the first, second and third fiscal quarters of 1999, and (iii) 0.90 to 1.00 at fiscal year-end 1999 and thereafter"

              (v) Section 7.18 of the Credit Agreement is hereby amended by deleting clauses (a), (b) and (c) thereof and substituting therefor the following:

              "(a) 1.50 to 1.00 at the end of the first fiscal quarter of 1998,
               (b) 1.00 to 1.00 at the end of the second fiscal quarter of 1998,
               (c) 1.50 to 1.00 at the end of the third fiscal quarter of 1998, (d) 2.00 to 1.00 at fiscal year-end 1998 and at the end of the first fiscal quarter of 1999, and (e) 2.50 to 1.00 at the end of the second fiscal quarter of 1999 and thereafter."

              (vi) A new Section 7.19 is hereby added to the Credit Agreement as follows:

              "7.19 Profitability. The Company shall not suffer or permit (a) a
                    -------------
              net loss of greater than $10,000,000 for the third fiscal quarter of 1998, and (b) net income to be less than $1.00 for the fourth fiscal quarter of 1998, in each case determined for the Company on a Consolidated basis."

     (b)  References Within Credit Agreement. Each reference in the Credit
          ----------------------------------
Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     3.  Representations and Warranties. The Company hereby represents and
         ------------------------------
warrants to the Agent, the Syndication Agent, the Documentation Agent and the Banks and follows:

         a.   No Default or Event of Default has occurred and is continuing.

         b. The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

         c. This Amendment and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

     4.  Amendment Effective Date. This Amendment will become effective on
         ------------------------
February 26, 1998, provided that the Agent has received (a) from each of the
                   --------
Company and the Majority Banks an executed counterpart of this Amendment, and
(b) from the Company a nonrefundable amendment fee of $500,000 to be distributed to each Bank in accordance with its Pro Rata Share.

     5.  Delivery of Consolidated Balance Sheet for May 24, 1998. Without
         -------------------------------------------------------
limiting the Company's obligations under Section 6.01 of the Credit Agreement or any other provision thereof, the Company shall deliver to the Agent by no later than June 5, 1998, with sufficient copies for each Bank, an unaudited consolidated balance sheet of the Company and its Subsidiaries as at May 24, 1998, certified by a Responsible officer as being complete and accurate in all material respects and fairly presenting, in accordance with GAAP (subject to ordinary, good-faith year-end audit adjustments), the financial position of the Company and its Subsidiaries as of such date, subject to the omission of the related statements of income, shareholders' equity and cash flows for the relevant period. For the avoidance of doubt, the Company's failure to satisfy the requirements of this Section 5 shall constitute an Event of Default under the Credit Agreement.

     6.  Miscellaneous.
         -------------

     (a)  Credit Agreement Otherwise Not Affected.  Except as expressly amended
          ---------------------------------------
pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks', the Agent's, the Syndication Agent's and the Documentation Agent's execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

     (b)  No Reliance. The Company hereby acknowledges and confirms to the
          -----------
Agent, the Syndication Agent, the Documentation Agent and the Banks that the Company is executing this Amendment on the basis of its own investigations and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of the Agent, the Syndication Agent, the Documentation Agent, any Bank or any other Person.

     (c)  Amendments and Waivers.  The provisions of this Amendment may only be
          ----------------------
amended or waived, and any consent with respect to any departure by the Company therefrom may only be granted, in accordance with the terms of Section 10.01 of the Credit Agreement.

     (d)  Costs and Expenses.  The Company shall, whether or not the amendments
          ------------------
contemplated hereby shall become effective, pay or reimburse the Agent, within five Business Days after demand, for all costs and expenses incurred by the Agent in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Amendment and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by the Agent with respect thereto.

     (e)  Successors and Assigns. The provisions of this Amendment shall be
          ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (f)  Counterparts. This Amendment may be executed by one or more of the
          ------------
parties of this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute buy one and the same instrument. The parties hereto agree that the Agent and the Company may accept and rely on facsimile transmissions of executed signature pages of this Amendment.

     (g)  Severability.  The illegality or unenforceability of any provision of
          ------------
this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

     (h)  No Third Parties Benefited. This Amendment is made and entered into
          --------------------------
for the sole protection and legal benefit of the Company, the Syndication Agent, the Documentation Agent, the Banks and the Agent, and their successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Each of the Agent, the Syndication Agent, the Documentation Agent and the Banks shall not have any obligation to any Person not a party to this Amendment.

     (i)  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          -------------
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT
AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (j)  Entire Agreement.  This Amendment embodies the entire agreement and
          ----------------
understanding among the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     (k)  Interpretation. This Amendment is the result of negotiations between
          --------------
and has been reviewed by counsel to the Agent, the Company and other parties, and is the product of all parties hereto, Accordingly, this Amendment shall not be construed against the Banks, the Syndication Agent, the Documentation Agent or the Agent merely because of the Agent's or such other Person's involvement in the preparation of such documents and agreements.

                         [Signature pages to follow.]

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                       THE COMPANY
                                       -----------

                                       ADVANCED MICRO DEVICES, INC.

                                       By:   /s/ Marvin D. Burkett
                                           ___________________________________
                                             Marvin D. Burkett

                                       Title:
                                              ________________________________

                                       THE AGENT
                                       ---------

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as
                                       Administrative Agent


                                       By:   /s/ illegible signature
                                           ___________________________________

                                       Title:  Vice President
                                              ________________________________


                                       THE SYNDICATION AGENT
                                       ---------------------

                                       ABN AMRO BANK N.V., as Syndication Agent


                                       By: ABN AMRO NORTH AMERICA, INC.,
                                           its agent

                                       By:   /s/ Thomas R. Wagner
                                           ___________________________________
                                             Thomas R. Wagner

                                       Title:   Group Vice President
                                              ________________________________

                                       By:   /s/ Richard R. DaCosta
                                           ___________________________________
                                             Richard R. DaCosta

                                       Title:   Assistant Vice President
                                              ________________________________

                                       THE DOCUMENTATION AGENT
                                       -----------------------

                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE, as Documentation Agent

                                       By:   /s/ Timothy Doyle
                                           ___________________________________
                                             Timothy Doyle

                                       Title:  Managing Director
                                               CIBC Oppenheimer Corp. As Agent
                                              ________________________________

                                       THE BANKS
                                       ---------

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as a Bank


                                       By:   /s/ Kevin McMahon
                                           ___________________________________
                                             Kevin McMahon

                                       Title:  Managing Director
                                              ________________________________

                                       ABN AMRO BANK N.V., as a Bank

                                       By: ABN AMRO NORTH AMERICA, INC.,
                                           its agent


                                       By:   /s/ Thomas R. Wagner
                                           ___________________________________
                                             Thomas R. Wagner

                                       Title:  Group Vice President
                                              ________________________________

                                       By:   /s/ Richard R. DaCosta
                                           ___________________________________
                                             Richard R. DaCosta

                                       Title:  Assistant Vice President
                                              ________________________________


                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE, as a Bank

                                       By:   /s/ Timothy Doyle
                                           ___________________________________
                                             Timothy Doyle

                                       Title:  Managing Director
                                               CIBC Oppenheimer Corp. As Agent
                                              ________________________________

                                       BANKBOSTON, N.A.

                                       By:   /s/ Jay Massimo
                                           ___________________________________
                                             Jay Massimo

                                       Title:  Vice President
                                              ________________________________


                                       THE BANK OF NOVA SCOTIA

                                       By:   /s/ Jon A. Burckin
                                           ___________________________________
                                             Jon A. Burckin

                                       Title:  Relationship Manager
                                              ________________________________


                                       BANQUE PARIBAS

                                       By:   /s/ Nanci Meyer
                                           ___________________________________
                                             Nanci Meyer

                                       Title:  Vice President
                                              ________________________________


                                       By:   /s/ illegible signature
                                           ___________________________________


                                       Title:  Managing Director
                                              ________________________________


                                       THE DAI-ICHI KANGYO BANK, LTD.

                                       By:   /s/ Takuo Yoshida
                                           ___________________________________
                                             Takuo Yoshida

                                       Title:  General Manager & Agent
                                              ________________________________


                                       FLEET NATIONAL BANK

                                       By:   /s/ illegible signature
                                           ___________________________________


                                       Title:  Vice President
                                              ________________________________


                                       THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED

                                       By:   /s/ Haruhiko Masuda
                                           ___________________________________
                                             Haruhiko Masuda

                                       Title:  Deputy General Manager
                                              ________________________________

                                       KEYBANK NATIONAL ASSOCIATION

                                       By:   /s/ Mary K. Young
                                           ___________________________________
                                             Mary K. Young

                                       Title:  Commercial Banking Officer
                                              ________________________________


                                       THE LONG-TERM CREDIT BANK OF
                                       JAPAN, LIMITED

                                       By:   /s/ illegible signature
                                           ___________________________________


                                       Title:  Deputy General Manager
                                              ________________________________


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION

                                       By:   /s/ illegible signature
                                           ___________________________________


                                       Title:  Senior Vice President
                                              ________________________________


                                       ROYAL BANK OF CANADA

                                       By:   /s/ Michael A. Cole
                                           ___________________________________
                                             Michael A. Cole

                                       Title:  Manager
                                              ________________________________


                                       THE SAKURA BANK LIMITED, SAN
                                       FRANCISCO AGENCY


                                       By:   /s/ illegible signature
                                           ___________________________________


                                       Title:  Senior Vice President
                                              ________________________________


                                       THE SUMITOMO TRUST AND
                                       BANKING COMPANY, LIMITED

                                       By:   /s/ Ninoos Y. Benjamin
                                           ___________________________________
                                             Ninoos Y. Benjamin

                                       Title:  Vice President & Manager
                                              ________________________________

                                       UNION BANK OF CALIFORNIA, N.A.

                                       By:  /s/ Wade Schlueter
                                           ___________________________________
                                            Wade Schlueter

                                       Title:  Vice President
                                              ________________________________